UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 9, 2008
American Apparel, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-32697	20-3200601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
747 Warehouse Street, Los Angeles, California		90021-1106
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(213) 488-0226
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 9, 2008, American Apparel, Inc. issued a press release announcing March 2008 comparable store sales. The press release is furnished herewith as Exhibit 99.1. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press release, dated April 9, 2008, of American Apparel, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Date: April 9, 2008	By:	/s/ Ken Cieply
		Name:	Ken Cieply
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 9, 2008, issued by American Apparel, Inc.

Exhibit 99.1

AMERICAN APPAREL REPORTS MARCH 2008 COMPARABLE STORE SALES

•	March 2008 Comparable Store Sales Increased 28.7%
•	First Quarter 2008 Comparable Store Sales Increased 37.5%

April 9, 2008, Los Angeles, California.  American Apparel, Inc. (Amex: APP) today announced the company’s comparable retail store sales for the month of March 2008 and for the first quarter ended March 31, 2008.

American Apparel reported that for the month of March 2008, sales for stores open for more than twelve months increased 28.7% over the year ago period. In March 2007, comparable store sales increased 25% versus March 2006. There were a total of 140 stores in the sales comparison for March 2008.

For the first quarter ended March 31, 2008, comparable store sales increased 37.5% over the year ago period. For the first quarter ended March 31, 2007, comparable store sales increased 17%.

American Apparel also reported that it opened six new retail store locations in the first quarter: Mannheim, Germany; Antwerp, Belgium; Melbourne, Australia; Chung Dam, South Korea; Dae Hak Ro, South Korea; and King of Prussia Mall, Pennsylvania. During the first quarter, the company closed one retail location.

American Apparel expects to report its first quarter 2008 financial results by Monday, May 12, 2008. The company will give further information regarding the timing of a conference call to discuss its first quarter financial results at a later date.

About American Apparel

American Apparel is a vertically-integrated manufacturer, distributor, and retailer of branded fashion basic apparel based in downtown Los Angeles, California. As of March 31, 2008, American Apparel employed over 6,700 people and operated 187 retail stores in 15 countries, including the United States, Canada, Mexico, United Kingdom, Belgium, France, Germany, Italy, the Netherlands, Sweden, Switzerland, Israel, Australia, Japan and South Korea. American Apparel also operates a leading wholesale business that supplies high quality t-shirts and other casual wear to distributors and screen printers. In addition to its retail stores and wholesale operations, American Apparel operates an online retail e-commerce website at http://store.americanapparel.net.

Safe Harbor Statement

This press release, and other statements that American Apparel, Inc. may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the company's future financial condition and results of operations and the company's prospects and strategies for future growth. In some cases, you can identify forward-looking statements by words or phrases such as "trend," "potential," "opportunity," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" and similar expressions.

Such forward-looking statements are based upon the current beliefs and expectations of American Apparel's management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements. American Apparel cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. The following factors, among others, could cause actual results to differ from those set forth in forward-looking statements: business conditions, including risks associated with foreign markets, international business and online retail operations, increases in materials or labor costs and employee matters; the company's relationships with its lenders and its ability to comply with the terms of its existing credit facilities; changing interpretations of generally accepted accounting principles; changes in the overall level of consumer spending; changes in preferences in apparel or the acceptance of the company's products and the company's ability to anticipate such changes; the performance of the company's products within the prevailing retail environment; availability of store locations at appropriate terms and our ability to open new stores and expand internationally; the possibility that the company's suppliers and manufacturers may not timely produce or deliver the company's products; financial non-performance by the company's customers, primarily in the wholesale business; inquiries and investigations and related litigation; continued compliance with U.S. and foreign government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which the company is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition, both domestic and foreign, from other apparel providers; changes in key personnel; costs as a result of operating as a public company; general economic conditions; increases in interest rates; geopolitical events and regulatory changes; as well as other relevant risks detailed in the other filings that the company makes with the Securities and Exchange Commission and available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Contact:
Joseph Teklits/Jean Fontana
ICR
203-682-8200